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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, John E. Bourgoin, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of MIPS Technologies, Inc. for the three months ended December 31, 2002 (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MIPS Technologies, Inc. for the three month period covered by the Form 10-Q.

Date: February 12, 2003	By:	/s/ JOHN E. BOURGOIN John E. Bourgoin President and Chief Executive Officer, MIPS Technologies, Inc.

        I, Kevin C. Eichler, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of MIPS Technologies, Inc. for the three months ended December 31, 2002 (the "Form 10-Q"), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MIPS Technologies, Inc. for the three month period covered by the Form 10-Q.

Date: February 12, 2003	By:	/s/ KEVIN C. EICHLER Kevin C. Eichler Vice President and Chief Financial Officer, MIPS Technologies, Inc.

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002